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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 18, 2001

                               KINDER MORGAN, INC.
             (Exact name of registrant as specified in its charter)




               KANSAS                                   1-6446                              48-0290000
    (State or other jurisdiction                     (Commission                         (I.R.S. Employer
          of incorporation)                          File Number)                       Identification No.)
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                          One Allen Center, Suite 1000
                                500 Dallas Street
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  713-369-9000
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

         On April 18, 2001, Kinder Morgan, Inc. issued a press release, a copy of which is included herewith as Exhibit 99(a).

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99(a)    Press release of Kinder Morgan, Inc. dated April 18, 2001.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KINDER MORGAN, INC.


         Dated: May 2, 2001        By:  /s/JOSEPH LISTENGART
                                      -----------------------------------------
                                         Joseph Listengart
                                         Vice President, General Counsel and
                                         Secretary



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                                  EXHIBIT INDEX

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
         EXHIBIT
         NUMBER           DESCRIPTION
         ------           -----------

         99(a)            Press release of Kinder Morgan, Inc. dated April
                          18, 2001.
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